Exhibit 24.1
July 25, 2002


Anthony R. James, Kirby R. Willis
  and Wayne Boston


Dear Sirs:

         Savannah Electric and Power Company proposes to file with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933, as amended, covering not to exceed an aggregate of $110,000,000 (including $15,000,000 previously registered) in any combination of preferred and capital securities of a statutory business trust or trusts (or other special purpose entity or entities) and guarantee or guarantees and debt securities of the Company.

         Savannah Electric and Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney (with full power of substitution) for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the aforementioned registration statement or statements and appropriate amendment or amendments thereto (including post-effective amendments), to be accompanied in each case by a prospectus and any appropriately amended prospectus or supplement thereto and any necessary exhibits.

         Savannah Electric and Power Company hereby authorizes you or any one of you to execute said registration statement or statements and any amendments thereto (including post-effective amendments) on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

         The undersigned directors and officers of Savannah Electric and Power Company hereby authorize you or any one of you to sign said registration statement or statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement or statements by appropriate amendment or amendments (including post-effective amendments) and to file the same as aforesaid.

                                            Yours very truly,

                                            SAVANNAH ELECTRIC AND POWER COMPANY



                                            By  /s/Anthony R. James
                                                  Anthony R. James
                                       President and Chief Executive Officer


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                                      - 2 -






_____________________________                     /s/Robert B. Miller III
       Gus H. Bell III                             Robert B. Miller III




     /s/Archie H. Davis                           /s/Arnold M. Tenenbaum
       Archie H. Davis                              Arnold M. Tenenbaum




     /s/Walter D. Gnann                               /s/K. R. Willis
       Walter D. Gnann                                 K. R. Willis




     /s/Anthony R. James                         /s/Nancy E. Frankenhauser
      Anthony R. James                            Nancy E. Frankenhauser

Extract from minutes of meeting of the board of directors of Savannah Electric and Power Company.

                             - - - - - - - - - - - -

          RESOLVED: That for the purpose of signing such registration statement or statements and any amendment or amendments (including post-effective amendments) thereto, this Company, the members of its Board of Directors, and its officers, be and they are hereby authorized to give their several powers of attorney to Anthony R. James, Kirby R. Willis and Wayne Boston; and


                             - - - - - - - - - - - -

         The undersigned officer of Savannah Electric and Power Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the Board of Directors of Savannah Electric and Power Company, duly held on July 25, 2002, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated: March 12, 2003                       SAVANNAH ELECTRIC AND POWER COMPANY



                                        By  /s/Wayne Boston
                                              Wayne Boston
                                          Assistant Secretary